UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)

October 21, 2013
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Victory Energy Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation)

2-76219-NY	87-0564462
(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608
Austin, Texas 78746
(Address of Principal Executive Offices and zip code)

(800) 888-8945
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

On October 18, 2013, Victory Energy Corporation (the “Company”) received and accepted the resignation of Robert J. Miranda, Chairman of the Board of Directors and Audit Committee of the Company.  Mr. Miranda’s resignation was not the result of any disagreement with the Company regarding its operations, policies or practices.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Miranda with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Current Report on Form 8-K with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Resignation letter of Robert J. Miranda

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Date: October 21, 2013	By:	/s/ Kenneth Hill
Kenneth Hill
Chief Executive Officer

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